UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2013, the Board of Directors of Cleco Corporation (the "Company") approved a special award in the aggregate amount of 10,000 restricted shares of the Company's common stock, $1.00 par value per share, to Bruce A. Williamson, President and Chief Executive Officer of the Company. The award was made under the Company's 2010 Long-Term Incentive Compensation Plan (the "Plan"). The purpose of the award is to recognize Mr. Williamson's performance during 2012, as well as to serve as a retention device.

The shares awarded to Mr. Williamson will be restricted until January 24, 2018 (the “Vesting Date”). During the restriction period, Mr. Williamson may not sell, assign, transfer, pledge or otherwise dispose of the shares. Dividends will accrue on the shares without interest during the restriction period. If Mr. Williamson is employed by the Company on the Vesting Date, the shares and accrued dividends thereon will be delivered and paid to Mr. Williamson. If Mr. Williamson is not so employed, the shares and accrued dividends will be forfeited by him.

If Mr. Williamson ceases to be employed by the Company before the Vesting Date on account of his death, disability or retirement (as defined in the Plan), the vesting restrictions will lapse and a prorated portion of the shares and accrued dividends thereon will be delivered and paid to Mr. Williamson. If a change in control occurs and Mr. Williamson ceases to be employed by the Company, other than on account of cause, his voluntary resignation or his death, disability, or retirement, all of the shares and the accrued dividends will vest and will be delivered to Mr. Williamson.

The Board of Directors has retained the ability to modify the foregoing terms and conditions, in its discretion and without Mr. Williamson's prior consent. The foregoing summary of the special restricted stock award granted to Mr. Williamson is qualified in its entirety by reference to the document evidencing his special restricted stock award, a copy of which is filed as exhibit 10.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1 Special restricted stock award agreement by and between the Company and Mr. Williamson, dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: January 29, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC

Date: January 29, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Special restricted stock award agreement by and between the Company and Mr. Williamson, dated January 29, 2013